EXHIBIT 10.5

REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this “Agreement”) is made and entered into as of February 23, 2004, between HEI, Inc., a Minnesota corporation (the “Company”), and the investor identified on the signature page to this Agreement (“Purchaser”).

RECITALS

     WHEREAS, pursuant to a privately negotiated sale, Purchaser is acquiring the number of shares of the Company’s Common Stock (as defined below) listed on the signature page to this Agreement (the “Shares”); and

     WHEREAS, in connection with the privately negotiated sale, the Company desire to provide certain registration rights and benefits with respect to the Shares.

AGREEMENT

     NOW, THEREFORE, in consideration of the respective covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

ARTICLE I
DEFINITIONS

     1.1 Specific Definitions. As used in this Agreement, the following terms shall have the meanings set forth or as referenced below:

     “Common Stock” means the Company’s common stock, par value $.05 per share.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     “Form S-3” means such form under the Securities Act in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     “Holder” means Purchaser, any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Article 2.

     “Register,” “Registered,” and “Registration” mean a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering by the SEC of effectiveness of such Registration Statement.

     “Registrable Securities” means the Shares. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a Registration Statement or Rule 144 under the Securities Act or sold in a private transaction in which the transferor’s rights under Article 2 of this Agreement are not assigned.

     “Registration Expenses” means all expenses incurred by the Company in complying with Article 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or the Holders are required to bear such fees and disbursements), all internal Company expenses, and the premiums and other costs of policies of insurance against liability (if any) arising out of such public offering and underwriting discounts and commissions and transfer taxes relating to the shares included in the offering by the Holders.

     “Registration Statement” means any Registration Statement filed by the Company with the SEC for a public offering and sale of Common Stock (other than a Registration Statement on Form S-8 or Form S-4, or their successors, or any other form for a similar purpose).

     “Rule 144” means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar successor rule.

     “SEC” means the Securities and Exchange Commission.

     “Securities Act” means the Securities Act of 1933, as amended.

     “Selling Expenses” means all underwriting discounts and commissions, transfer taxes, filing fees, any and all fees, commission, discounts or similar payments made to any brokers or dealers, any fees and disbursements of counsel, accountant or any other advisor to the Purchaser applicable to a sale of Registrable Securities, and any costs and expenses with respect to Holder’s compliance with the securities laws of any state in the sale of all or any part of the Registrable Securities.

ARTICLE 2
REGISTRATION RIGHTS

     2.1 Piggyback Registrations.

    (a) If prior to March 30, 2004, the Company proposes to register (including for this purpose a registration effected by the Company for its own account or for selling shareholders) any of is stock or other securities under the Securities Act (other than pursuant to Form S-8 or any other registration relating to employee benefit plans or a registration relating solely to a transaction subject to Rule 145 under the Securities Act or a registration on any form which does not permit secondary resales) (the “Piggyback Registration”), the Company shall, subject to the provisions of Section 2.1(b) and Section 2.1(c), cause to be included in such Piggyback Registration the Registrable Securities.

    (b) The Company shall have the right to terminate or withdraw any Registration initiated by it under this Section 2 prior to the effectiveness of the Registration Statement. Such termination or withdrawal shall not give the Purchaser a right to include Registrable Securities in a future Registration where the Purchaser’s rights under this Agreement have been terminated prior to the Company’s withdrawal or termination of the Registration Statement.

    (c) In connection with any offering involving an underwriting of shares of common stock, the Company shall not be required under this Section 2 to include any of the Holder’s securities in such underwriting unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company. If the total amount of securities, including the Registrable Securities, requested by the Holder to be included in such offering exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Holder shall not be entitled to include the Registrable Securities in the offering.

    (d) The Company shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is nine (9) months from the date of filing (the “Effectiveness Period”) or such shorter period ending when all Registrable Securities covered by the Registration Statement have been sold in the manner set forth and as contemplated in the Registration Statement.

     2.2 Expenses of Registration. All Registration Expenses incurred in connection with any registration under Section 2.1 shall be borne by the Company. All Selling Expenses incurred in connection with any such registration shall be borne by the Holder(s) of the securities so registered.

     2.3 Obligations of the Company. The Company shall use its best efforts to:

    (a) Furnish to the Holder(s) such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

    (b) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

    (c) Notify each Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the occurrence of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in the light of the circumstances then existing.

     2.4 Termination of Registration Rights. All registration rights granted under this Article 2 shall terminate and be of no further force and effect after the expiration of the Effectiveness Period or such shorter period ending when all Registrable Securities covered by the Registration Statement have been sold in the manner set forth and as contemplated in the Registration Statement.

     2.5 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article 2.

     2.6 Indemnification. If any Registrable Securities are included in a Registration Statement under Section 2.1:

    (a) The Company will indemnify and hold harmless each Holder, the partners, officers, and directors of each Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act, and each underwriter, if any, and each person, if any, who controls any underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions, or violations (collectively a “Company Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law in connection with the offering covered by such Registration Statement; and the Company will reimburse each such Holder, partner, officer, director, underwriter, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action if it is judicially determined that there was such a Company Violation; provided, however, that the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Company Violation that occurs in reliance upon and in conformity with information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, or controlling person of such Holder.

    (b) Each selling Holder will indemnify and hold harmless the Company, each of its officers and directors, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and each underwriter, if any, and each person, if any, who controls any underwriter within the meaning of the Securities Act or the Exchange Act, and any other Holder selling securities under such Registration Statement or any of such other Holder’s partners, directors, or officers or any person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, underwriter, controlling person, or other such Holder, or partner, director, officer, or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements, omissions, or violations (collectively a “Holder Violation”), in each case to the extent (and only to the extent) that such Holder Violation occurs in reliance upon and in conformity with information furnished by such Holder; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, underwriter, controlling person, or other Holder, or partner, officer, director, or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability, or action if it is judicially determined that there was such a Holder Violation; provided, however, that the indemnity agreement contained in this Section 2.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that in no event shall any indemnity under this Section 2.6(b) exceed the proceeds from the offering received by such Holder unless the Holder Violation is the result of fraud on the part of such Holder.

    (c) Promptly after receipt by an indemnified party under this Section 2.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party (or, if there is more than one indemnified party, the indemnifying party shall pay the fees and expenses of one counsel for any and all indemnified parties, to be mutually agreed upon by such indemnified parties), if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.6.

    (d) If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages, or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Company Violation(s) or the Holder Violation(s), as the case may be, that resulted in such loss, claim, damage, or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

    (e) The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Company Violation or Holder Violation, as the case may be, made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the Registration Statement in question becomes effective or the final prospectus is filed with the SEC pursuant to SEC Rule 424(b), such indemnity agreement shall not inure to the benefit of any person if a copy of such final prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim, or damage at or prior to the time such action is required by the Securities Act.

    (f) The obligations of the Company and Holders under this Section 2.6 shall terminate and be of no further force and effect after the Effectiveness Period or such shorter period ending when all Registrable Securities covered by the shelf registration (i) have been sold in the manner set forth and as contemplated in the Registration Statement or (ii) may be sold without limitation under Rule 144(k).

ARTICLE 3
OTHER PROVISIONS

     3.1 Complete Agreement. This Agreement and the agreements referenced herein constitute the entire agreement between the parties hereto with respect to the subject matter hereof.

     3.2 Waiver, Discharge, Amendment, Etc. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall not, absent an express written waiver signed by the party making such waiver specifying the provision being waived, be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of the party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

     3.3 Notices. All notices or other communications to a party required or permitted hereunder shall be in writing and shall be delivered personally or by telecopy (receipt confirmed) to such party (or, in the case of an entity, to an executive officer of such party) or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

     if to a Purchaser:

c/o Feltl and Company
120 Sixth Street South
Minneapolis, MN 55402-1803
Attn: John C. Feltl
Fax: 612-492-8848

     if to the Company to:

HEI, Inc.
P.O. Box 5000
1495 Steiger Lake Lane
Victoria, MN 55386
Attention: President
Fax: 952-443-2668

     with copy to:

Gray, Plant, Mooty, Mooty & Bennett, P.A.
500 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
Attn: Mark D. Williamson, Esq.
Fax: (612) 632-4444

Any party may change the above-specified recipient and/or mailing address by notice to all other parties given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by telecopy) or on the day shown on the return receipt (if delivered by mail or delivery service).

     3.4 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Minnesota, including all matters of construction, validity, performance, and enforcement, without giving effect to principles of conflict of laws.

     3.5 Titles and Headings; Construction. The titles and headings to the Articles and Sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. This Agreement shall be construed without regard to any presumption or other rule requiring construction hereof against the party causing this Agreement to be drafted.

     3.6 Benefit. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors or assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

     3.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed as original and all of which together shall constitute one instrument, and may be delivered in person or by facsimile transmission.

[REMAINDER OF PAGE IS BLANK. SIGNATURE PAGE FOLLOWS.]

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed as of the date first written above.

HEI, INC.

By:

Name:

Title:

PURCHASER

By:

Name:

Title:

No. of Shares:

[Signature Page to Registration Rights Agreement]